Confidential – Not for Publication or Distribution First Quarter 2024 Earnings Presentation Exhibit 99.2

Confidential – Not for Publication or Distribution 2 Disclaimer Statements included herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended, which may relate to future events or the future performance or financial condition of Ares Commercial Real Estate Corporation (“ACRE” or, the “Company”), Ares Commercial Real Estate Management LLC (“ACREM”), a subsidiary of Ares Management Corporation (“Ares Corp.”), Ares Corp., certain of their subsidiaries and certain funds and accounts managed by ACREM, Ares Corp. and/or their subsidiaries, including, without limitation, ACRE. These statements include, but are not limited to, statements about the resolution of underperforming loans, reduction of CECL reserve and increase of available borrowings and are not guarantees of future results or financial condition and involve a number of risks and uncertainties. Actual results could differ materially from those in the forward-looking statements as a result of a number of factors, including global economic trends and economic conditions, including high inflation, slower growth or recession, changes to fiscal and monetary policy, higher interest rates and currency fluctuations, as well as geopolitical instability, including conflicts between Russia and Ukraine and the conflict in the Middle East, changes in interest rates, credit spreads and the market value of the Company's investments, the Company's business and investment strategy, the Company's projected operating results, the return or impact of current and future investments, the demand for commercial real estate loans, rates of prepayments on the Company’s mortgage loans and the effect on the Company’s business of such prepayments, availability of investment opportunities in mortgage-related and real estate-related investments and securities, ACREM’s ability to locate suitable investments for the Company, monitor, service and administer the Company’s investments and execute its investment strategy, and other risks described from time to time in ACRE’s filings within the Securities and Exchange Commission (“SEC”). Any forward-looking statement, including any contained herein, speaks only as of the time of this release and none of ACRE, ARES Corp. nor ACREM undertakes any duty to update any forward-looking statements made herein. Any such forward-looking statements are made pursuant to the safe harbor provisions available under applicable securities laws. Ares Corp. is the parent to several registered investment advisers, including Ares Management LLC (“Ares Management”) and ACREM. Collectively, Ares Corp., its affiliated entities, and all underlying subsidiary entities shall be referred to as “Ares” unless specifically noted otherwise. For a discussion regarding potential risks on ACRE, see Part I., Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Part I., Item 1A. “Risk Factors” in ACRE’s Annual Report on Form 10-K and Part II, Item 1A. "Risk Factors" in ACRE’s subsequent Quarterly Reports on Form 10-Q. The information contained in this presentation is summary information that is intended to be considered in the context of ACRE’s SEC filings and other public announcements that ACRE, ACREM or Ares may make, by press release or otherwise, from time to time. ACRE, ACREM and Ares undertake no duty or obligation to publicly update or revise the forward-looking statements or other information contained in this presentation. These materials contain information about ACRE, ACREM and Ares, and certain of their respective personnel and affiliates, information about their respective historical performance and general information about the market. You should not view information related to the past performance of ACRE, ACREM or Ares or information about the market, as indicative of future results, the achievement of which cannot be assured. Nothing in these materials should be construed as a recommendation to invest in any securities that may be issued by ACRE or any other fund or account managed by ACREM or Ares, or as legal, accounting or tax advice. None of ACRE, ACREM, Ares or any affiliate of ACRE, ACREM or Ares makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein and nothing contained herein shall be relied upon as a promise or representation whether as to the past or future performance. Certain information set forth herein includes estimates and projections and involves significant elements of subjective judgment and analysis. Further, such information, unless otherwise stated, is before giving effect to management and incentive fees and deductions for taxes. No representations are made as to the accuracy of such estimates or projections or that all assumptions relating to such estimates or projections have been considered or stated or that such estimates or projections will be realized. In addition, in light of the various investment strategies of such other investment partnerships, funds and/or pools, it is noted that such other investment programs may have portfolio investments inconsistent with those of the investment vehicle or strategy discussed herein. These materials are not intended as an offer to sell, or the solicitation of an offer to purchase, any security, the offer and/or sale of which can only be made by definitive offering documentation. Any offer or solicitation with respect to any securities that may be issued by ACRE will be made only by means of definitive offering memoranda or prospectus, which will be provided to prospective investors and will contain material information that is not set forth herein, including risk factors relating to any such investment. For the definitions of certain terms used in this presentation, please refer to the "Glossary" slide in the appendix. This presentation may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Such information has not been independently verified and, accordingly, ACRE makes no representation or warranty in respect of this information. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.

Confidential – Not for Publication or Distribution 3 Company Highlights Note: As of March 31, 2024 unless otherwise noted. Past performance is not indicative of future results. Due to rounding, numbers presented may not add up to the totals provided. 1. Distributable Earnings (Loss) and Distributable Earnings excluding realized losses are non-GAAP financial measures. See page 22 for Distributable Earnings (Loss) and Distributable Earnings excluding realized losses definitions and page 20 for the Reconciliation of Net Income (Loss) to Non-GAAP Distributable Earnings (Loss) and Distributable Earnings excluding realized losses. 2. Distributable Earnings excluding realized losses per diluted common share is calculated as Distributable Earnings (Loss) of $(34) million or $(0.62) per diluted common share plus realized losses of $46 million or $0.84 per diluted common share. 3. Net debt to equity ratio (excluding CECL reserves) is calculated as (i) $1.5 billion of outstanding principal of borrowings less $100 million of cash, (ii) divided by the sum of total stockholders’ equity of $601 million plus CECL reserve of $141 million at March 31, 2024. Net debt to equity ratio including CECL reserve is 2.3x. Total debt to equity ratio excluding CECL reserve is 2.0x and including CECL reserve is 2.5x. 4. As of March 31, 2024, includes $100 million of unrestricted cash and $75 million of available financing proceeds under the secured revolving funding agreement with City National Bank (“CNB Facility”). The $75 million committed amount of the CNB Facility remains unchanged, however, subsequent to March 31, 2024, the amount available was reduced to $50 million subject to increase to $75 million as additional collateral is pledged. 5. Ares AUM includes funds managed by Ivy Hill Asset Management, L.P., a wholly owned portfolio company of Ares Capital Corporation and registered investment adviser. Loan Portfolio $2.0 billion outstanding principal balance 98% senior loans Reduced loans on non-accrual status by $133 million or 31% since 4Q 2023 Balance Sheet Positioning 8% reduction in outstanding borrowings to $1.5 billion 1.9x net debt to equity ratio excluding CECL reserve(3) $175 million of available capital(4) No spread based mark to market provisions Earnings and Dividends $(0.23) 1Q GAAP net income (loss) per diluted common share $(0.62) 1Q Distributable Earnings (Loss) per diluted common share(1) $0.22 1Q Distributable Earnings per diluted common share excluding realized losses of $0.84 per diluted common share(1,2) $0.25 declared 2Q 2024 regular cash dividend per common share Ares Sponsorship $428.3 billion ARES AUM(5) $48.8 billion ARES real estate platform AUM Benefits from market intelligence and deep relationships

Confidential – Not for Publication or Distribution 4 Summary of 1Q 2024 Results and Activity Earnings Results • 1Q 2024 GAAP net income (loss) of $(0.23) per diluted common share • 1Q 2024 Distributable Earnings (Loss) of $(0.62) per diluted common share(1) • 1Q 2024 Distributable Earnings of $0.22 per diluted common share excluding realized losses of $0.84 per diluted common share(1,2) • Book value per common share of $11.04 (or $13.63 excluding CECL reserve) as of March 31, 2024(3) 1Q 2024 Update • Exited or restructured four previous underperforming loans, totaling $187 million of outstanding principal balance • Non-accrual loans declined by $133 million or 31% since 4Q 2023, with no new non-accrual loans in 1Q 2024 • Office loans declined by $69 million or 8% of outstanding principal balance of office loans since 4Q 2023 • Resolutions led to $0.02 per share of additional quarterly earnings impact during 1Q 2024 Credit & Loss Reserves • Realized loss of $46 million upon exiting two previously risk rated 5 loans and one loan held for sale • $141 million CECL reserve at 1Q 2024 Balance Sheet Positioning • Reduced outstanding borrowings by 8% from repayment and exit activity, resulting in a net debt to equity ratio excluding CECL reserve of 1.9x(4) • Available capital of $175 million(5) plus additional unlevered assets that may be financed to further increase available capital and earnings potential(6) Dividends • Declared cash dividend of $0.25 per common share for shareholders for 2Q 2024 Note: As of March 31, 2024 unless otherwise noted. Past performance is not indicative of future results. Due to rounding, numbers may not add up to the totals provided. 1. Distributable Earnings (Loss) and Distributable Earnings excluding realized losses are non-GAAP financial measures. See page 22 for Distributable Earnings (Loss) and Distributable Earnings excluding realized losses definitions and page 20 for the Reconciliation of Net Income (Loss) to Non-GAAP Distributable Earnings (Loss) and Distributable Earnings excluding realized losses. 2. Distributable Earnings excluding realized losses per diluted common share is calculated as Distributable Earnings (Loss) of $(34) million or $(0.62) per diluted common share plus realized losses of $46 million or $0.84 per diluted common share. 3. Book value per common share excluding CECL reserve is calculated as (i) total stockholders’ equity of $601 million plus CECL reserve of $141 million divided by (ii) total outstanding common shares of 54,422,613 as of March 31, 2024. 4. Net debt to equity ratio (excluding CECL reserves) is calculated as (i) $1.5 billion of outstanding principal of borrowings less $100 million of cash, (ii) divided by the sum of total stockholders’ equity of $601 million plus CECL reserve of $141 million at March 31, 2024. Net debt to equity ratio including CECL reserve is 2.3x. Total debt to equity ratio excluding CECL reserve is 2.0x and including CECL reserve is 2.5x. 5. As of March 31, 2024, includes $100 million of unrestricted cash and $75 million of available financing proceeds under the secured revolving funding agreement with City National Bank (“CNB Facility”). The $75 million committed amount of the CNB Facility remains unchanged, however, subsequent to March 31, 2024, the amount available was reduced to $50 million subject to increase to $75 million as additional collateral is pledged. 6. Additional unlevered assets that may be financed in the future include $82 million of total real estate owned net of depreciation, $28 million floating rate investment grade debt securities and other assets that are not levered.

Confidential – Not for Publication or Distribution 5 Portfolio Overview Focused on maximizing outcomes for our risk rated 4 and 5 loans Risk Rated 1-3 Loan Portfolio Risk Rated 4 & 5 Loan Portfolio Total Portfolio $2.0 billion(1) 44 Loans Majority Collateralized by Multifamily, Industrial, Self-Storage and Other Property Types(2,4) CECL Reserve is Approximately 1% of Loan Balance(2,5) More than $138 Million of Additional Borrower Capital Contributions in the LTM(7) All Borrowers Renewed Expiring Interest Rate Caps in the LTM(9) 77% is Collateralized by Office and Residential / Condo Properties(3) 89% of Total CECL Reserve Relates to Risk Rated 4 and 5 Loans(6) CECL Reserve is 25% of Loan Balance(8) CECL Reserve is 28% of Loan Balance for Office Loans(10) $1.5 billion Portfolio Size(2) 36 Loans $0.5 billion Portfolio Size(3) 8 Loans Note: As of March 31, 2024 unless otherwise noted. Past performance is not indicative of future results. Due to rounding, numbers presented may not add up to the totals provided. 1. Based on outstanding principal balance of loans held for investment. 2. Based on outstanding principal balance of loans with risk ratings of 1, 2 or 3. 3. Based on outstanding principal balance of loans with risk ratings of 4 or 5. 4. Other Property Types is comprised of Mixed-Use, Hospitality and Student Housing property types. 5. CECL reserve of $16 million on risk rated 1, 2 and 3 loans. 6. $125 million of the $141 million total CECL reserve related to loans risk rated 4 and 5. 7. Includes borrower capital contributions relating to the purchase of interest rate caps, current interest payments, debt paydowns, tenant improvements and leasing commissions, interest and carry reserves and other items. 8. $125 million of CECL reserve for risk rated 4 and 5 loans as a percentage of the $0.5 billion in outstanding principal balance of risk rated 4 and 5 loans. 9. Interest rate caps relating to risk rated 1-3 loans that expired in the last twelve months (“LTM”) were renewed at their prior strike or economically equivalent amount after considering additional reserves. 10. Based on outstanding principal balance of loans backed by office properties with risk ratings of 4 or 5.

Ares Management

» With approximately $428 billion in assets under management, Ares Management Corporation is a global alternative investment manager operating an integrated platform across five business groups

Profile

Founded	1997
AUM	$428bn
Employees	2,900+
Investment Professionals	1,000+
Global Offices	35+
Direct Institutional Relationships	2,400+
Listing: NYSE – Market Capitalization	$41.1bn[1]

Global Footprint[2]



The Ares Differentiators

Power of a broad and scaled platform enhancing investment capabilities

Deep management team with integrated and collaborative approach

20+ year track record of attractive risk adjusted returns through market cycles

A pioneer and leader in leveraged finance, private credit and secondaries

	Credit	Real Assets	Private Equity	Secondaries	Other Businesses
AUM	$308.6bn	$64.1bn	$24.5bn	$25.6bn	$5.5bn
Strategies	Direct Lending	Real Estate Equity	Corporate Private Equity	Private Equity Secondaries	Ares Insurance Solutions[4]
	Liquid Credit	Real Estate Debt	APAC Private Equity	Real Estate Secondaries	Ares Acquisition Corporation[5]
	Alternative Credit	Infrastructure Opportunities		Infrastructure Secondaries	
	Opportunistic Credit[3]	Infrastructure Debt		Credit Secondaries	
	APAC Credit				

Note: As of March 31, 2024, AUM amounts include funds managed by Ivy Hill Asset Management, L.P., a wholly owned portfolio company of Ares Capital Corporation and registered investment adviser. Past performance is not indicative of future results.

1. As of April 1, 2024.
2. New Delhi office is operated by a third party with whom Ares Asia maintains an ongoing relationship relating to the sourcing, acquisition and/or management of investments.
3. In Q1 2024, we moved our Special Opportunities strategy from our Private Equity Group into our Credit Group as Opportunistic Credit. The fund name remains Special Opportunities. Opportunistic Credit has been reclassified and presented within the Credit Group and reflected on a historical basis.
4. AUM managed by Ares Insurance Solutions excludes assets which are sub-advised by other Ares' investment groups or invested in Ares funds and investment vehicles.
5. AUM includes Ares Acquisition Corporation ("AAC") and Ares Acquisition Corporation II ("AACT").

Confidential – Not for Publication or Distribution 6

ARES COMMERCIAL REAL ESTATE CORPORATION

Confidential – Not for Publication or Distribution 7 Ares Real Estate Group Capabilities $48.8 billion Real Estate AUM 270+ Investment Professionals 17 Offices and Market Coverage Locations 500+ Real Estate Investments Globally Global real estate investment manager with vertically integrated operating platform that seeks to generate compelling risk-adjusted performance(1) through market cycles Note: March 31, 2024, unless otherwise noted. Past performance is not indicative of future results. Due to rounding, numbers presented may not add up to the totals provided. 1. All investments involve risk, including loss of principal. References to "risk-adjusted performance" or similar phrases are not guarantees against loss of investment capital or value. Key Advantages Cycle-Tested & Collaborative Team with Local Networks Scaled Real Estate Platform Experienced Across All Sectors Real Time Corporate & Market Insights Specialized 170+ Industrial- Focused Professionals Core/Core-Plus Value-Add Opportunistic Private Debt Private Equity Real Estate

Confidential – Not for Publication or Distribution 8 $425 million $292 million 4Q 2023 1Q 2024 Restructured a $74 million office loan Addressing Underperforming Loans During 1Q 2024, we made meaningful progress lowering loans on non-accrual and exposure to loans backed by office properties Addressed Four Underperforming Loans During 1Q 2024(1) Reduced Dollars of Loans on Non-Accrual(2) 1 Exited a $57 million office loan2 Exited a $38 million mixed-use loan held for sale3 Exited a $19 million multifamily loan4 Note: As of March 31, 2024 unless otherwise noted. Past performance is not indicative of future results. 1. Loan balances relate to outstanding principal balance at time of respective resolution. 2. Based on outstanding principal balance of non-accrual loans. 3. Based on outstanding principal balance of loans backed by office properties. Reduced ACRE’s Loans Backed by Office Properties(3) $850 million $780 million 4Q 2023 1Q 2024 31% reduction quarter over quarter 8% reduction quarter over quarter

Balance Sheet and Capital Position Provides Flexibility

» Further de-levered balance sheet and maintained available liquidity to support positive outcomes on underperforming loans

Further De-Leveraged & Maintained Available Liquidity



Total Outstanding Borrowings
($ in millions)
$1,739
$1,619
$1,481
2.0x
1.9x
1.9x
YE 2022
YE 2023
1Q 2024
Total Outstanding Borrowing
Net Debt to Equity Excl. CECL(1)



Available Liquidity
($ in millions)
$216
$185
$175
$75
$75
$75
$141
$110
$100
YE 2022
YE 2023
1Q 2024
Cash
Available CNB Capacity(2)

Note: Past performance is not indicative of future results. Due to rounding, numbers presented may not add up to the totals provided.

1. Net debt to equity ratio (excluding CECL reserves) is calculated as (i) $1.5 billion of outstanding principal of borrowings less $100 million of cash, (ii) divided by the sum of total stockholders' equity of $601 million plus CECL reserve of $141 million at March 31, 2024. Net debt to equity ratio including CECL reserve is 2.3x. Total debt to equity ratio excluding CECL reserve is 2.0x and including CECL reserve is 2.5x.
2. As of March 31, 2024, includes $100 million of unrestricted cash and $75 million of available financing proceeds under the secured revolving funding agreement with City National Bank ("CNB Facility"). The $75 million committed amount of the CNB Facility remains unchanged, however, subsequent to March 31, 2024, the amount available was reduced to $50 million subject to increase to $75 million as additional collateral is pledged.

Confidential – Not for Publication or Distribution
9

ARES COMMERCIAL REAL ESTATE CORPORATION

Confidential – Not for Publication or Distribution 10 CECL Reserves Trends $163 $141 ($42) $20 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 4Q 2023 CECL Reserves Reversal of CECL Reserves Due to Realized Losses Additional CECL Reserves on Previously Existing Loans 1Q 2024 CECL Reserves ACRE CECL Reserve Change in 1Q 2024$ in millions Note: As of March 31, 2024 unless otherwise noted. Past performance is not indicative of future results. Numbers may not sum due to rounding. Reduction in CECL reserves primarily reflects the reversal of previous reserves associated with the realization of losses on exited loans

Confidential – Not for Publication or Distribution 11 Current Expected Credit Loss Reserves CECL reserves are approximately 7% of total loans(1) CECL Reserves by Risk Rating $141 million Total CECL Reserves 7% CECL Reserve as a Percent of All Loans Held for Investment(1) 89% CECL reserve relates to risk rated 4 and 5 loans Note: As of March 31, 2024 unless otherwise noted. Past performance is not indicative of future results. Due to rounding, numbers presented may not add up to the totals provided. 1. Percentage of loans held for investment based on outstanding principal balance. CECL Reserves by Property Type 85% CECL reserve relates to office and residential / condo loans Risk Rated 1 -3 Loans, 11% Risk Rated 4 Loans, 67% Risk Rated 5 Loans, 22% Office, 61% Residential / Condo, 24% Other, 15%

Confidential – Not for Publication or Distribution 12 CECL Reserves for Risk Rated 4 and 5 Loans Office and residential / condo loans drive the CECL reserves on risk rated 4 and 5 loans Risk Rated 4 and 5 Loans CECL Reserves by Property Type $125 million CECL Reserves for Risk Rated 4 and 5 Loans 25% CECL Reserves as a Percent of Risk Rated 4 and 5 Loan Balance(1) 92% Of the $125 million CECL reserves for risk rated 4 and 5 loans relates to office and residential / condo loans Risk Rated 4 and 5 Loans CECL Reserves as a Percent of Loan Balance(2) Note: As of March 31, 2024 unless otherwise noted. Past performance is not indicative of future results. Due to rounding, numbers presented may not add up to the totals provided. 1. Based on outstanding principal balance of loans with risk ratings of 4 or 5. 2. Based on outstanding principal balance of loans with risk ratings of 4 or 5 by property type. Office, 66% Residential / Condo, 27% Other, 7% 28% 35% 8% 0% 5% 10% 15% 20% 25% 30% 35% 40% Office Residential / Condo Other

Confidential – Not for Publication or Distribution Appendix

Loans Held for Investment Portfolio Details

($ in millions)

#	Loan Type	Location	Origination Date	Current Loan Commitment	Outstanding Principal	Carrying Value	Interest Rate	SOFR Floor	Unleveraged Effective Yield	Maturity Date	Payment Terms[1]
Office Loans:											
1	Senior	IL	Nov 2020	$160.2	$160.2	$154.0	(2)	1.5%	7.6%[2]	Mar 2025	I/O
2	Senior	Diversified	Jan 2020	109.2	109.0	108.8	S+3.75%	1.6%	9.3%	Jan 2025	P/I
3	Senior	AZ	Sep 2021	100.7	71.8	71.6	S+3.61%	0.1%	9.4%	Oct 2024	I/O
4	Senior	NC	Aug 2021	85.0	68.9	68.8	S+3.65%	0.2%	9.4%	Aug 2024	I/O
5	Senior	NC	Mar 2019	68.6	68.6	65.5	S+4.35%	2.3%	—%[3]	May 2024	P/I
6	Senior	NY	Jul 2021	59.0	59.0	59.0	S+2.65%	3.0%	8.0%[4]	Jul 2027[4]	I/O
7	Senior	IL	Dec 2022	56.0	56.0	55.8	S+4.25%	3.0%	10.1%	Jan 2025	I/O
8	Senior	MA	Apr 2022	82.2	50.1	49.7	S+3.75%	—%	9.9%	Apr 2025	I/O
9	Senior	GA	Nov 2019	48.4	48.4	48.3	S+3.15%	1.9%	8.7%	Dec 2024	P/I
10	Senior	CA	Oct 2019	33.2	33.2	30.6	S+3.45%	1.9%	—%[5]	Dec 2023[5]	I/O
11	Senior	CA	Nov 2018	20.4	20.4	20.3	S+3.50%	2.3%	9.1%	Nov 2025	P/I
12	Subordinated	NJ	Mar 2016	18.5	18.5	15.8	12.00%	—%	—%[6]	Jan 2026	I/O
13	Subordinated	NY	Jul 2021	9.8	9.8	7.6	5.50%	—%	—%[4]	Jul 2027[4]	I/O
Total Office[7]				**$851.2**	**$773.9**	**$755.8**					

Note: As of March 31, 2024.

1. I/O = interest only, P/I = principal and interest.
2. The Illinois loan is structured as both a senior and mezzanine loan with the Company holding both positions. The senior position has a per annum interest rate of S + 2.25% and the mezzanine position has a fixed per annum interest rate of 10.00%. The mezzanine position of this loan, which had an outstanding principal balance of $46.2 million as of March 31, 2024, was on non-accrual status as of March 31, 2024 and therefore, the Unleveraged Effective Yield presented is for the senior position only as the mezzanine position is non-interest accruing.
3. Loan was on non-accrual status as of March 31, 2024 and the Unleveraged Effective Yield is not applicable.
4. In March 2024, the Company and the borrower entered into a modification and extension agreement to, among other things, split the existing senior New York loan, which was on non-accrual status and had an outstanding principal balance of $73.8 million at the time of the modification, into a senior A-Note with an outstanding principal balance of $60.0 million and a subordinated B-Note with an outstanding principal balance of $13.8 million. In conjunction with the modification, the borrower repaid the outstanding principal of the senior A-Note down to $59.0 million and the subordinated B-Note down to $9.8 million. The subordinated B-Note is subordinate to new sponsor equity related to the loan paydown and additional capital contributions. In addition, the maturity date of the senior A-Note and the subordinated B-Note was extended from August 2025 to July 2027. The senior A-Note has a per annum interest rate of S + 2.65% and the subordinated B-Note has a fixed per annum interest rate of 5.50%. During the three months ended March 31, 2024, the senior A-Note, which had an outstanding principal balance of $59.0 million as of March 31, 2024, was restored to accrual status. As of March 31, 2024, the subordinated B-Note, which had an outstanding principal balance of $9.8 million, was on non-accrual status and therefore, the Unleveraged Effective Yield is not applicable.
5. Loan was on non-accrual status as of March 31, 2024 and the Unleveraged Effective Yield is not applicable. As of March 31, 2024, the senior California loan, which is collateralized by an office property, is in maturity default due to the failure of the borrower to repay the outstanding principal balance of the loan by the December 2023 maturity date. The Company is in the process of a foreclosure of the property with legal title of the property expected to be acquired in the second quarter of 2024. Once legal title of the property is acquired, the Company will derecognize the senior California loan and recognize the office property as real estate owned.
6. Loan was on non-accrual status as of March 31, 2024 and the Unleveraged Effective Yield is not applicable. The mezzanine New Jersey loan is currently in default due to the borrower not making its contractual interest payments due subsequent to the December 2023 interest payment date.
7. Total office current loan commitment includes one loan collateralized by a life sciences property totaling $82.2 million current loan commitment, $50.1 million outstanding principal balance and $49.7 million carrying value.

Confidential – Not for Publication or Distribution

14

ARES COMMERCIAL REAL ESTATE CORPORATION

Loans Held for Investment Portfolio Details

($ in millions)

#	Loan Type	Location	Origination Date	Current Loan Commitment	Outstanding Principal	Carrying Value	Interest Rate	SOFR Floor	Unleveraged Effective Yield	Maturity Date	Payment Terms[1]
Multifamily Loans:											
14	Senior	NY	May 2022	$133.0	$132.2	$131.5	S+3.90%	0.2%	9.7%	Jun 2025	I/O
15	Senior	TX	Jun 2022	97.5	97.5	97.1	S+3.00%	1.5%	8.8%	Jul 2025	I/O
16	Senior	TX	Nov 2021	68.8	68.4	68.3	S+2.95%	–%	8.7%	Dec 2024	I/O
17	Senior[2]	SC	Dec 2021	67.0	67.0	66.9	S+3.00%	–%	8.6%	Nov 2024	I/O
18	Senior	OH	Sep 2023	57.8	57.0	56.5	S+3.05%	2.5%	8.8%	Oct 2026	I/O
19	Senior	CA	Nov 2021	31.7	31.7	31.6	S+3.00%	–%	8.6%	Dec 2025	I/O
20	Senior	PA	Dec 2018	28.2	28.2	28.2	S+2.50%	2.8%	7.8%	Dec 2025	I/O
21	Senior	WA	Dec 2021	23.1	23.1	23.0	S+3.00%	–%	8.5%	Nov 2025	I/O
22	Senior	TX	Oct 2021	23.1	23.0	23.0	S+2.60%	–%	8.3%	Oct 2024	I/O
23	Subordinated	SC	Aug 2022	20.6	20.6	20.5	S+9.53%	1.5%	15.3%	Sep 2025	I/O
Total Multifamily				**$550.8**	**$548.7**	**$546.6**					
Industrial Loans:											
24	Senior	IL	May 2021	$100.7	$100.7	$100.7	S+4.65%	0.1%	10.4%	May 2024	I/O
25	Senior	MA	Jun 2023	49.0	47.5	47.2	S+2.90%	–%	8.4%	Jun 2028	I/O
26	Senior	NJ	Jun 2021	28.3	27.8	27.8	S+3.85%	0.2%	9.8%	May 2024	I/O
27	Senior	FL	Dec 2021	25.5	25.5	25.4	S+3.00%	–%	8.6%	Dec 2025	I/O
28	Senior	CA	Aug 2019	19.6	19.6	18.7	S+3.85%	2.0%	–%[3]	Sep 2024	I/O
29	Senior	TX	Nov 2021	10.0	10.0	10.0	S+5.35%	0.2%	11.1%	Dec 2024	I/O
30	Senior	TN	Oct 2021	6.4	6.4	6.4	S+5.60%	0.2%	11.3%	Nov 2024	I/O
Total Industrial				**$239.5**	**$237.5**	**$236.2**					

Note: As of March 31, 2024.
1. I/O = interest only, P/I = principal and interest.
2. Loan commitment is allocated between a multifamily property ($61 million) and an office property ($6 million).
3. Loan was on non-accrual status as of March 31, 2024 and the Unleveraged Effective Yield is not applicable.

Confidential – Not for Publication or Distribution

15

ARES COMMERCIAL REAL ESTATE CORPORATION

Loans Held for Investment Portfolio Details

($ in millions)

#	Loan Type	Location	Origination Date	Current Loan Commitment	Outstanding Principal	Carrying Value	Interest Rate	SOFR Floor	Unleveraged Effective Yield	Maturity Date	Payment Terms[1]
Residential/Condominium Loans:											
31	Senior	NY	Mar 2022	$96.2	$96.2	$88.3	S+8.95%	0.4%	—%[2]	Dec 2025	I/O
32	Senior	FL	Jul 2021	75.0	75.0	75.0	S+5.35%	—%	10.7%	Jul 2024	I/O
Total Residential/Condominium				**$171.2**	**$171.2**	**$163.3**					
Mixed-Use Loans:											
33	Senior	NY	Jul 2021	$78.3	$76.3	$76.3	S+3.75%	—%	9.4%	Jul 2024	I/O
34	Senior	TX	Sep 2019	35.3	35.3	35.3	S+3.85%	0.7%	9.4%	Sep 2024	I/O
Total Mixed-Use				**$113.6**	**$111.6**	**$111.6**					
Hotel Loans:											
35	Senior	NY	Mar 2022	$55.7	$52.9	$52.6	S+4.40%	0.1%	10.1%	Mar 2026	I/O
36	Senior	CA	Mar 2022	60.8	50.9	50.7	S+4.20%	—%	10.0%	Mar 2025	I/O
Total Hotel				**$116.5**	**$103.8**	**$103.3**					

Note: As of March 31, 2024.

1. I/O = interest only, P/I = principal and interest.
2. The New York loan is structured as both a senior and mezzanine loan with the Company holding both positions. The senior and mezzanine positions each have a per annum interest rate of S + 8.95%. The senior and mezzanine loans were both on non-accrual status as of March 31, 2024 and the Unleveraged Effective Yield is not applicable.

Confidential – Not for Publication or Distribution

16

ARES
COMMERCIAL REAL ESTATE CORPORATION

Confidential – Not for Publication or Distribution 17 Loans Held for Investment Portfolio Details Note: As of March 31, 2024. 1. I/O = interest only, P/I = principal and interest. 2. The weighted average floor is calculated based on loans with SOFR floors. ($ in millions) # Loan Type Location Origination Date Current Loan Commitment Outstanding Principal Carrying Value Interest Rate SOFR Floor Unleveraged Effective Yield Maturity Date Payment Terms(1) Self Storage Loans: 37 Senior PA Mar 2022 $18.2 $18.2 $18.1 S+3.00% 1.0% 8.6% Dec 2025 I/O 38 Senior NJ Aug 2022 17.6 17.6 17.5 S+2.90% 1.0% 9.0% Apr 2025 I/O 39 Senior WA Aug 2022 11.5 11.5 11.4 S+2.90% 1.0% 9.0% Mar 2025 I/O 40 Senior IN Sep 2023 11.4 11.0 11.0 S+3.60% 0.9% 9.0% Jun 2026 I/O 41 Senior MA Apr 2022 7.7 7.7 7.7 S+3.00% 0.8% 8.5% Nov 2024 I/O 42 Senior MA Apr 2022 6.8 6.8 6.7 S+3.00% 0.8% 8.5% Oct 2024 I/O 43 Senior NJ Mar 2022 5.9 5.9 5.9 S+3.00% 0.8% 8.8% Jul 2024 I/O Total Self Storage $79.1 $78.7 $78.3 Student Housing Loans: 44 Senior AL Apr 2021 $19.5 $19.5 $19.4 S+3.95% 0.1% 9.6% May 2024 I/O Total Student Housing $19.5 $19.5 $19.4 Loan Portfolio Total/Weighted Average $2,141.4 $2,044.9 $2,014.5 1.2%(2) 7.9%

Confidential – Not for Publication or Distribution 18 Consolidated Balance Sheets

Confidential – Not for Publication or Distribution 19 Consolidated Statements of Operations 1. There is no assurance dividends will continue at these levels or at all.

Confidential – Not for Publication or Distribution 20 Reconciliation of Net Income (Loss) to Non-GAAP Distributable Earnings (Loss) 1. For the three months ended December 31, 2023, September 30, 2023, June 30, 2023, and March 31, 2023, Distributable Earnings includes $0.1 million, $0.1 million, $0.3 million, and $0.5 million, respectively, adjustment to reverse the impact of the $2.0 million realized gain from the termination of the interest rate cap derivative that was amortized into GAAP net income.

Confidential – Not for Publication or Distribution 21 Diverse Sources of Financing Supports Portfolio ($ in millions) Financing Sources Total Commitments Outstanding Principal Pricing Range Mark to Credit Non Spread Based Mark to Market Secured Funding Agreements Wells Fargo Facility $450.0 $216.5 SOFR+1.50 to 3.75%   Citibank Facility 325.0 204.1 SOFR+1.50 to 2.10%   CNB Facility 75.0 — SOFR+3.25%   Morgan Stanley Facility 250.0 209.7 SOFR+1.60 to 3.10%   MetLife Facility 180.0 — SOFR+2.50%   Subtotal $1,280.0 $630.3 Asset Level Financing Notes Payable $105.0 $105.0 SOFR + 2.00%   Capital Markets Secured Term Loan $150.0 $150.0 4.50% (Fixed)   2017-FL3 Securitization 414.4 414.4 SOFR+ 1.86%   2021-FL4 Securitization 181.3 181.3 SOFR+ 1.94%   Subtotal $745.7 $745.7 Total Debt $2,130.7 $1,481.0 Note: As of March 31, 2024. Diversified financing sources totaling $2.1 billion with $649.7 million of undrawn capacity

Confidential – Not for Publication or Distribution 22 Glossary Distributable Earnings (Loss) Distributable Earnings (Loss) is a non-GAAP financial measure that helps the Company evaluate its financial performance excluding the effects of certain transactions and GAAP adjustments that it believes are not necessarily indicative of its current loan origination portfolio and operations. To maintain the Company’s REIT status, the Company is generally required to annually distribute to its stockholders substantially all of its taxable income. The Company believes the disclosure of Distributable Earnings (Loss) provides useful information to investors regarding the Company's ability to pay dividends, which the Company believes is one of the principal reasons investors invest in the Company. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Distributable Earnings (Loss) is defined as net income (loss) computed in accordance with GAAP, excluding non-cash equity compensation expense, the incentive fees the Company pays to its Manager, depreciation and amortization (to the extent that any of the Company’s target investments are structured as debt and the Company forecloses on any properties underlying such debt), any unrealized gains, losses or other non-cash items recorded in net income (loss) for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income (loss), one-time events pursuant to changes in GAAP and certain non-cash charges after discussions between the Company’s manager and the Company’s independent directors and after approval by a majority of the Company’s independent directors. Loan balances that are deemed to be uncollectible are written off as a realized loss and are included in Distributable Earnings (Loss). Distributable Earnings (Loss) is aligned with the calculation of “Core Earnings,” which is defined in the Management Agreement and is used to calculate the incentive fees the Company pays to its Manager. Distributable Earnings excluding realized losses is Distributable Earnings (Loss) further adjusted to exclude realized losses.

Confidential – Not for Publication or Distribution